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                                                                   EXHIBIT 99.12

DEBTOR: GREAT INDEPENDENCE SHIP CO.                  CASE NUMBER: 01-10969 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Great Independence Ship Co. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.



 /s/ STEVE MOELLER
-----------------------------
Steve Moeller
Director, Accounting